===============================================================================

                                                             File No. 333-47044


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM N-14


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO. __
                         POST-EFFECTIVE AMENDMENT NO. 1
                        (Check appropriate box or boxes)
                               ------------------


                         DRESDNER RCM GLOBAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                 (800) 726-7240
                        (Area code and Telephone Number)

                             Four Embarcadero Center
                         San Francisco, California 94111
          (Address of Principal Executive Offices, including Zip Code)

                             Anthony Ain, President
                         Dresdner RCM Global Funds, Inc.
                             Four Embarcadero Center
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)

                             Copy to: Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             555 South Flower Street
                          Los Angeles, California 90071
                                -----------------

                  Approximate Date of Proposed Public Offering:

                As soon as practicable following effective date.
                               ------------------


            It is proposed that this filing will become effective on
                   November 1, 2000 pursuant to Rule 485(b).


        Title of Securities Being Registered: Shares of Capital Stock.
   No filing fee is required because of Registrant's reliance on Rule 24f-2.


===============================================================================

                                  [LETTERHEAD]


                                                                November 6, 2000


To the Stockholders:

    A special joint meeting of stockholders of Dresdner RCM Investment Funds Inc. and Dresdner RCM Capital Funds, Inc. will be held at the offices of Dresdner RCM Global Investors LLC, Four Embarcadero Center, San Francisco, California 94111, on December 18, 2000 at 10:00 a.m. PST. We hope this material will receive your immediate attention and that, if you cannot attend in person, you will vote your proxy promptly.

    In the attached combined Proxy Statement and Prospectus, we are asking stockholders of the sole portfolio of the Investment Company and stockholders of the various portfolios of the Capital Company to consider and approve proposed reorganizations of each portfolio into newly created portfolios of Dresdner RCM Global Funds, Inc.

    The Capital Company currently consists of three portfolios:

    Dresdner RCM MidCap Fund
    Dresdner RCM Small Cap Fund
    Dresdner RCM International Growth Equity Fund

    The Investment Company currently consists of one portfolio:

    Dresdner RCM Europe Fund

    The MidCap Fund, the Small Cap Fund, the International Fund, and the Europe Fund are referred to below collectively as the "Existing Funds".

    The Board of Directors of the Investment Company and the Board of Directors of the Capital Company has each approved a plan of reorganization between their respective Companies and the Global Company. Pursuant to the plans of reorganization, four new portfolios of the Global Company were recently established for the purpose of continuing the investment operations of the Capital and Investment Company funds that are listed above. If stockholders approve the plans of reorganization, the assets of the Existing Funds will be transferred into the four newly created portfolios of the Global Company (each, a "New Fund"). There will be no change to the Existing Funds' names nor will there be any change to their investment objectives.

    After the transfer, shares of each New Fund will be distributed to the corresponding Existing Fund's stockholders tax-free in liquidation of their interest in the respective Existing Fund. As a result of these transactions, your Existing Fund shares, in effect, would be exchanged at their net asset value on a tax-free basis for shares of the corresponding New Fund of the Global Company. All these actions will more or less occur simultaneously and will be transparent to you. In the case of the Europe Fund and the International Fund, stockholders of Class I shares of each Fund will receive Class I of the corresponding New Fund of the Global Company and consequently, stockholders of Class N shares of the Europe Fund and International Fund will receive Class N shares of the corresponding New Fund of the Global Company. Stockholders of the MidCap Fund and Small Cap Fund, which currently have no share classes, will receive Class I shares of the corresponding New Fund of the Global Company.

    The end result, should stockholders approve the plans of reorganization, would be one surviving corporate entity, the Global Company. In addition, each of the members of the Boards of Directors of the Capital Company and the Investment Company would become directors of the Global Company, to the extent that they are not already directors of the Global Company. Except to the extent described in the enclosed Proxy Statement and Prospectus, we expect that the New Funds will operate in a manner substantially similar to the manner in which the Existing Funds currently operate. We believe that the Global Company will provide to its shareholders the same high level of service that shareholders of the Existing Funds have come to expect from the Capital Company and the Investment Company.

    The Boards of Directors of the Capital Company and the Investment Company each have determined that reorganizing the Existing Funds as part of the Global Company could in the long run reduce expenses paid by stockholders, streamline and simplify their organization and increase the efficiency of their operations. After careful consideration, the Boards of both Companies have unanimously approved plans of reorganization and recommend that you read the enclosed materials carefully and then vote FOR the proposed reorganizations. It is important that you sign and return your proxy card because approval of the reorganizations requires a specific number of affirmative votes. You may also vote by telephone or through the internet by following the simple instructions on the proxy card provided.

    Thank you for your prompt attention to the enclosed Proxy Statement and Prospectus.

Sincerely,

Anthony Ain                       Barbel Lenz
President                         President
Dresdner RCM Capital              Dresdner RCM Investment Funds Inc.
Funds, Inc.

                        DRESDNER RCM CAPITAL FUNDS, INC.

                 Dresdner RCM International Growth Equity Fund
                            Dresdner RCM Midcap Fund
                          Dresdner RCM Small Cap Fund
                            ------------------------

                       DRESDNER RCM INVESTMENT FUNDS INC.

                            Dresdner RCM Europe Fund
                            ------------------------

                           NOTICE OF SPECIAL MEETING
                        TO BE HELD ON DECEMBER 18, 2000
                            ------------------------

    A special joint meeting of stockholders of Dresdner RCM Capital Funds, Inc. (the "Capital Company") and Dresdner RCM Investment Funds Inc. (the "Investment Company") will be held on Monday, December 18, 2000, at 10:00 a.m. Pacific Time, at Four Embarcadero Center, 30th Floor, San Francisco, California. The meeting will be held for the following purposes:

    1. REORGANIZATION OF CAPITAL FUNDS. For the stockholders of the various portfolios of the Capital Company--Dresdner RCM International Growth Equity Fund, Dresdner RCM MidCap Fund and Dresdner RCM Small Cap Fund to consider and vote on a proposed reorganization into substantially similar newly created portfolios of Dresdner RCM Global Funds, Inc. (the "Global Company") and the subsequent dissolution of the Capital Company.

    2. REORGANIZATION OF EUROPE FUND. For the stockholders of the only portfolio of the Investment Company--Dresdner RCM Europe Fund -- to consider and vote on a proposed reorganization into a substantially similar newly created portfolio of the Global Company and the subsequent dissolution of the Investment Company.

    3. OTHER BUSINESS. To consider and act upon such other business as may properly come before the meeting or any adjournments.

    The Boards of Directors of the Capital Company and the Investment Company, respectively have unanimously approved the proposed reorganizations. Please read the accompanying Combined Proxy Statement and Prospectus for a more complete discussion of the proposals.

                                          ROBERT J. GOLDSTEIN
                                          SECRETARY

November 1, 2000

 WHO CAN VOTE?

 Any person owning shares of the Capital Company or the Investment Company on October 23, 2000.

 WHY SHOULD I BOTHER TO VOTE?

 Your vote is important. If the proposals do not receive enough votes, more time will be required to mail proxies again or solicit stockholders by telephone so the meeting can take place.

 HOW CAN I VOTE?

 Please take a moment now to sign and return your proxy in the enclosed postage-paid return envelope. You may also vote telephonically by calling the toll-free number on your proxy card, electronically by voting at our website at www.proxyvote.com, or in person at the meeting. If we do not receive your executed proxy after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

 QUESTIONS?

 Call toll-free at 877-518-9413.

                        DRESDNER RCM CAPITAL FUNDS, INC.
                 Dresdner RCM International Growth Equity Fund
                            Dresdner RCM Midcap Fund
                          Dresdner RCM Small Cap Fund
                            ------------------------

                       DRESDNER RCM INVESTMENT FUNDS INC.
                            Dresdner RCM Europe Fund
                            ------------------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                            ------------------------

    The Boards of Directors of Dresdner RCM Capital Funds, Inc. (the "Capital Company") and Dresdner RCM Investment Funds Inc. (the "Investment Company") are soliciting the enclosed proxies in connection with a special joint meeting (the "Meeting") of their stockholders.

    The portfolios of the Capital Company are Dresdner RCM International Growth Equity Fund (the "International Fund"), Dresdner RCM MidCap Fund (the "Midcap Fund"), and Dresdner RCM Small Cap Fund (the "Small Cap Fund"). These series are sometimes referred to below as the "Capital Funds." The only portfolio of the Investment Company is Dresdner RCM Europe Fund (the "Europe Fund"). The Capital Funds and the Europe Fund are sometimes referred to below as the "Funds."

    The Meeting will be held on Monday, December 18, 2000 at 10:00 a.m. Pacific Time at Four Embarcadero Center, 30th Floor, San Francisco, California. The meeting of the Capital Fund stockholders is being called to consider the proposed reorganization of the various portfolios of the Capital Funds into substantially similar, newly created portfolios (the "New Capital Funds") of Dresdner RCM Global Funds, Inc. (the "Global Company"), and to transact such other business as may properly come before the Meeting or any adjournments. The meeting of the Investment Company stockholders is being called to consider the proposed reorganization of the Europe Fund into a substantially similar, newly created portfolio (the "New Europe Fund") of the Global Company, and to transact such other business as may properly come before the Meeting or any adjournments.

    The Capital Company, the Investment Company, and the Global Company (collectively, the "Companies") are open-end management investment companies (referred to generally as "mutual funds"). Their offices are at Four Embarcadero Center, San Francisco, California 94111.

    This Combined Proxy Statement and Prospectus (the "Proxy Statement") is furnished to the stockholders of each Fund on behalf of the respective Boards of Directors of the Capital Company and the Investment Company in connection with the solicitation of voting instructions for use at the Meeting. This Proxy Statement is being mailed to stockholders of the Funds on or about November 6, 2000.

    The prospectuses for the New Capital Funds and the New Europe Fund (each a "Prospectus") accompany and are incorporated into this Proxy Statement. This Proxy Statement and the Prospectuses set forth concisely the information about the proposed reorganization that Fund stockholders should know before voting on the proposed reorganizations. You should retain them for future reference.

 This Proxy Statement is organized as follows:

 - Summary of Proxy Statement -- begins on page 5.

 - Proposed Reorganizations -- begins on page 9.

 - Voting and Meeting Procedures -- begins on page 18.

 - General Information -- begins on page 21.

    The Capital Company or the Investment Company, as the case may be, will furnish you, at your request and without charge, a copy of the most recent annual report or semi-annual report for any Fund. Please direct any request by telephone to 1-800-726-7240 or by writing to the Capital Company or the Investment Company at the address above.

    Additional information about the Global Company has been filed with the Securities and Exchange Commission (the "Commission"). You can review it at the Public Reference Room of the Commission (for hours of operation, call 1-202-942-8090). You may retrieve text-only copies at no charge from the "EDGAR" database on the Commission's website at http://www.sec.gov. You also may get such copies for a fee by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail to the Commission at publicinfo@sec.com.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Dated: November 1, 2000

                           SUMMARY OF PROXY STATEMENT

PROPOSED REORGANIZATIONS

    The Board of Directors of the Capital Company has approved a plan to reorganize the Capital Funds into the corresponding New Capital Funds. The New Capital Funds are sometimes referred to below as the "New International Fund," the "New Midcap Fund," and the "New Small Cap Fund," respectively. The Board of Directors of the Investment Company has approved a plan to reorganize the Europe Fund into the New Europe Fund. The New Capital Funds and the New Europe Fund are sometimes referred to collectively below as the "New Funds."


    The Boards of Directors of the Companies believe that reorganizing the Funds as part of the Global Company should streamline and simplify their organization and administration, increase the overall efficiency of their operations and improve the overall marketability of some of the Funds as a result of their inclusion in a family of related mutual funds. Revising the existing "unitary fee" structure of the MidCap and Small Cap Fund to a more traditional fee structure should also make it easier for shareholders to understand and compare their fees with the fees charged by other mutual funds. To ensure that the expenses of the New MidCap Fund and New Small Cap Fund remain at current levels, the Investment Manager has agreed to limit their expenses to the level of the existing Funds through June 30, 2003. Finally, the Boards of Directors believe that the reorganizations may in the long run reduce certain expenses paid by stockholders (such as federal securities registration fees, state "blue sky" registration fees, transfer agent and custodian fees and expenses, administration fees and expenses, printing costs, and legal fees), as economies of scale may result when Fund assets are aggregated with assets of other Global Company portfolios and such expenses are spread over a larger asset base.


    The reorganizations will have no material federal income tax consequences to you, the Existing Funds or the New Funds.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objectives of each New Fund are identical to those of the corresponding existing Fund. Except as discussed below, the investment policies and risks of each New Fund are substantially similar to those of the corresponding existing Fund.

    To increase the efficiency of operation of the existing Funds when they are reorganized into the corresponding New Funds and managed as additional portfolios of the Global Company, certain of the fundamental investment restrictions of the New Funds (which may be changed only with shareholder approval) and the operating restrictions of the New Funds (which may be changed by the Board of Directors of the Global Company) have been conformed with those of the existing portfolios of the Global Company. In most instances, these revisions will not result in a material change in operations after the reorganizations. However, a few changes, summarized below, may be deemed to be material:

    The New Europe Fund will be restricted in its ability to loan its assets such that it will not enter into repurchase agreements with maturities in excess of seven days if immediately after such transaction the value of the New Europe Fund's holdings of such repurchase agreement exceeds 10% of the value of the New Europe Fund's total assets. This limitation does not apply to the existing Europe Fund.

    The New International Fund will be able to make short sales of securities, although the Investment Manager does not have any current intention of doing so.

    The New Europe Fund will be restricted to investing up to 10% of its total assets in shares of other investment companies. This limitation does not currently apply to the existing Europe Fund.

    The New Europe and New International Funds will not be restricted to using futures contracts and related options only for hedging purposes, but will also be able to use these instruments to enhance returns (although the Investment Manager has no current intention of doing so). The New Europe

    Fund will be permitted to enter into futures contracts not only with respect to financial indexes, but also with respect to securities and for currency management purposes, and will be permitted to purchase and sell options on futures contracts. In all cases, use of these instruments will be subject to restrictions imposed on all mutual funds by the Commodity Futures Trading Commission.

    The New Europe Fund's limit of investment in debt securities will be increased from 10% of total assets to 20% of total assets.

COMPARISON OF STRUCTURE AND OPERATION

    The New Funds are newly created portfolios of the Global Company, a registered investment company with multiple portfolios. All of the Companies are incorporated in Maryland as open-end management investment companies, and are subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and to the rules and regulations of the Commission under the 1940 Act.

    Each New Fund will be advised and operated in substantially the same manner as its corresponding existing Fund. Dresdner RCM Global Investors LLC (the "Investment Manager"), which currently manages the existing Funds, will continue to act as investment manager to the New Funds. The other service providers to the Funds will also be unchanged. In addition, each New Fund will be governed by Articles of Incorporation that are substantially similar to those that currently govern its corresponding existing Fund.

    There will also be no change in distribution and purchase procedures, exchange rights, or redemption procedures. For a description of these services, see "Stockholder Information" in the accompanying Prospectus.

COMPARISON OF FEES AND EXPENSES

    The fees and expenses of the International Fund and the Europe Fund will not change immediately as a result of the reorganizations, although as described above the Boards of Directors of the Companies believe that the reorganizations could in the long run assist in reducing their expenses.

    Each of the Investment Management Agreements between the Investment Manager and the Global Company with respect to the New MidCap Fund and the New Small Cap Fund (each a "New Management Agreement") is different than the current investment management agreement between the Investment Manager and the Capital Company with respect to the existing MidCap Fund and the existing Small Cap Fund (each a "Current Management Agreement"). The Current Management Agreement provides that the existing MidCap Fund and the Small Cap Fund will pay the Investment Manager a monthly fee at the annual rate of 0.75% and 1.00% of their respective average daily net assets. Each Current Management Agreement also provides that while the existing Fund will pay its own brokerage and commission expenses, taxes, interest on borrowings, custodial expenses and investment management fees, the Investment Manager will pay all other ordinary operating expenses of each Fund (e.g., legal and audit fees, securities, securities registration expenses, and compensation of directors of the Capital Company who are not affiliated with the Investment Manager). Each New Management Agreement provides that the New Fund will pay all its own expenses, including all of its ordinary operating expenses.

    During the fiscal year ended December 31, 1999, the Investment Manager paid approximately $152,000 of expenses of the existing MidCap Fund (0.015% of average daily net assets) and approximately $153,000 of expenses of the existing Small Cap Fund (0.036% of average net assets). To help limit the expenses of the New MidCap Fund and New Small Cap Fund to current levels (after expense reimbursements), the Investment Manager has agreed that through June 30, 2003, it will pay the New Funds on a quarterly basis the amount, if any, by which the New Funds' ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the following levels on an annual basis for Class I shares--which the holders of existing Fund shares will receive in the reorganization--and Class N shares: New MidCap Fund Class I, 0.77%, and Class N, 1.02%; New Small Cap Fund--Class I, 1.02%, Class N, 1.27%. Each New Fund may reimburse the Investment Manager for such payments for a period of up to five years after they are made, to the extent that the New Fund's ordinary operating expenses are less than the expense limit.

    The following tables compare the annual operating expenses of the International Fund, Europe Fund, Small Cap Fund and the MidCap Fund (based on the fiscal year ended December 31, 1999) with that of each corresponding New Fund.

                                      INTERNATIONAL FUND             EUROPE FUND                       SMALL CAP FUND
                                    ----------------------      ----------------------      ------------------------------------
ANNUAL FUND OPERATING EXPENSES         EXISTING AND NEW            EXISTING AND NEW         EXISTING               NEW
(EXPENSES DEDUCTED FROM FUND        ----------------------      ----------------------      --------      ----------------------
ASSETS)                             CLASS I       CLASS N       CLASS I       CLASS N                     CLASS I       CLASS N
-------                             --------      --------      --------      --------                    --------      --------
Management fee..............         0.75%          0.75%        1.00%         1.00%         1.00%         1.00%         1.00%
Distribution (12b-1) fee....         None           0.25%        None          0.25%         None          None          0.25%
Other expenses..............         0.31%          9.89%        0.44%(2)      0.44%(2)      0.02%         0.09%         0.61%
Total annual operating
  expenses                           1.06%         10.89%        1.44%         1.69%         1.02%         1.09%         1.86%
Less: fee waivers and expense
  reimbursements............         0.06%(1)       9.64%(1)     0.09%(3)      0.09%(3)      None          0.07%(4)      0.59%(4)
Net expenses                         1.00%(1)       1.25%(1)     1.35%(3)      1.60%(3)      1.02%         1.02%(4)      1.27%(4)

------------------------

(1) The Investment Manager has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.00% for Class I and 1.25% for Class N. The International Fund may reimburse the Investment Manager in the future.

(2) This percentage does not include non-recurring expenses of approximately 0.32% associated with the conversion of the Europe Fund to an open-end investment company in May 1999.

(3) The Investment Manager has contractually agreed until at least December 31, 2002 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.35% for Class I and 1.60% for Class N. The Europe Fund may reimburse the Investment Manager in the future.

(4) The Investment Manager has contractually agreed until at least June 30, 2003 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.02% for Class I and 1.27% for Class N. The New Small Cap Fund may reimburse the Investment Manager in the future.

                                                                       MIDCAP FUND
                                                              ------------------------------
                                                              EXISTING           NEW
ANNUAL FUND OPERATING EXPENSES                                --------   -------------------
(EXPENSES DEDUCTED FROM FUND ASSETS)                                     CLASS I    CLASS N
------------------------------------                                     --------   --------
Management fee..............................................   0.75%      0.75%      0.75%
Distribution (12b-1) fee....................................  None       None        0.25%
Other expenses..............................................   0.02%      0.05%      0.48%
Total annual operating expenses.............................   0.77%      0.80%      1.48%
Less: fee waivers and expense reimbursements................  None        0.03%*     0.46%*
Net expenses................................................   0.77%      0.77%*     1.02%*

------------------------

* The Investment Manager has contractually agreed until at least June 30, 2003 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.77% for Class I and 1.02% for Class N. The New MidCap Fund may reimburse the Investment Manager in the future.

    The following example compares the cost of investing in the New Funds with the cost of investing in the existing Funds. The example assumes that:

    - you invest $10,000 for the time periods indicated;

    - your investment has a 5% return each year;

    - Fund operating expenses remain the same; and

    - you redeem your shares at the end of the relevant period.


ALTHOUGH YOUR ACTUAL COSTS MAY BE
HIGHER OR LOWER, BASED ON THESE
ASSUMPTIONS YOUR COSTS WOULD BE
AS FOLLOWS:                                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------                             --------   --------   --------   --------
INTERNATIONAL FUND
EXISTING AND NEW
  Class I*..................................................    $102      $  331     $  579     $1,289
  Class N*..................................................    $127      $2,256     $4,141     $7,964
EUROPE FUND
EXISTING AND NEW
  Class I*..................................................    $137      $  437     $  769     $1,708
  Class N*..................................................    $163      $  515     $  901     $1,982
MIDCAP FUND
EXISTING....................................................    $ 79      $  246     $  435     $  981
NEW
  Class I*..................................................    $ 79      $  246     $  435     $  981
  Class N*..................................................    $104      $  325     $  669     $1,643
SMALL CAP FUND
EXISTING....................................................    $104      $  325     $  579     $1,309
NEW
  Class I*..................................................    $104      $  325     $  579     $1,309
  Class N*..................................................    $129      $  403     $  831     $2,025


------------------------

* Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rates for the Class I and Class N shares of 1.00% and 1.25% for the New International Fund, 1.35% and 1.60% for the New Europe Fund, 0.77% and 1.02% for the New Mid Cap Fund and 1.02% and 1.27% for the New Small Cap Fund, your expenses for the periods indicated would be as follows:

New International Fund--$102, $318, $552 and $1,225 for Class I and $127, $397, $686 and $1,511 for Class N

New Europe Fund--$137, $428, $739 and $1,624 for Class I and $163, $505, $871
and $1,900 for Class N

New Mid Cap Fund--$79, $246, $428 and $954 for Class I and $104, $325, $563 and
$1,248 for Class N

New Small Cap Fund--$104, $325, $563 and $1,248 for Class I and $129, $403, $697
and $1,534 for Class N

                            PROPOSED REORGANIZATIONS

    The Board of Directors of the Capital Company has approved a plan to reorganize the Capital Funds into the New Capital Funds, and the Board of Directors of the Investment Company has approved a plan to reorganize the Europe Fund into the New Europe Fund. The purpose of the reorganizations is to lower the expenses paid by the stockholders of the Funds. To proceed, we need the approval of the stockholders of each Fund. The following pages outline the important details of the reorganizations in response to the following questions:

    - Why do we want to reorganize the Funds?

    - How will we accomplish the reorganizations?

    - Are there material differences between the existing Funds and the New
      Funds?

    - What aspects of the existing Funds will not change as a result of the reorganizations?

    - How will the capitalization of the New Funds compare with that of the existing Funds?

WHY DO WE WANT TO REORGANIZE THE FUNDS?

    The Boards of Directors of the Capital Company and the Investment Company each have determined that that the proposed reorganizations could in the long run assist in reducing the expenses of the Funds (such as federal securities registration fees, state "blue sky" registration fees, transfer agent and custodian fees and expenses, administration fees and expenses, printing costs, and legal fees) as a result of the economies of scale which may result when Fund assets are aggregated with the assets of other Global Company portfolios and spread over a larger asset base. The Boards also concluded that reorganizing the Funds as portfolios of the Global Company with other Funds managed by the Investment Manager should streamline and simplify the organization of the Funds and increase the efficiency of their operations.

    Accordingly, management of the Companies recommended, and the Boards of Directors of the Capital Company and the Investment Company each approved, the proposed reorganizations. In that connection, the Board of each Company specifically determined, as required by the 1940 Act, that the proposed reorganizations are in the best interests of the Funds, the New Funds and their respective stockholders, and that the interests of the stockholders will not be diluted as a result of the reorganizations.

HOW WILL WE ACCOMPLISH THE REORGANIZATIONS?

    The Board of Directors of the Capital Company has approved an agreement of reorganization between the Capital Company (on behalf of the existing Capital Funds) and the Global Company (on behalf of the New Capital Funds). Similarly, the Board of Directors of the Investment Company has approved an agreement of reorganization between the Investment Company (on behalf of the existing Europe
Fund) and the Global Company (on behalf of the New Europe Fund). These agreements spell out the terms and conditions of the reorganizations.

    If the stockholders of each Fund approve the reorganization, the reorganization essentially will involve the following steps, which will occur more or less simultaneously:

    - First, each existing Fund will transfer all of its assets and liabilities to the corresponding New Fund. (In other words, the existing International Fund will transfer its assets and liabilities to the New International Fund; the existing MidCap Fund will transfer its assets and liabilities to the New MidCap Fund; the existing Small Cap Fund will transfer its assets and liabilities to the New Small Cap Fund, and the existing Europe Fund will transfer its assets and liabilities to the New Europe Fund.)

    - Second, in exchange for the assets transferred to a New Fund, the corresponding existing Fund will receive Class I and Class N shares of the New Fund having a total value equal to their proportionate share of the value of the assets the existing Fund transferred to the New Fund (net of any liabilities). The existing MidCap Fund and the existing Small Cap Fund, which have no share classes, will receive Class I shares of the New MidCap Fund and New Small Cap Fund, respectively.

    - Third, each existing Fund will distribute the Class I and Class N shares of the New Fund which it receives to its Class I and Class N stockholders, respectively, and dissolve. Stockholders of the existing MidCap Fund and existing Small Cap Fund will receive Class I shares of the New MidCap Fund and New Small Cap Fund, respectively.

    - Fourth, each New Fund will open an account for each stockholder of the corresponding dissolving Fund, and will credit the stockholder with shares of the New Fund having the same total value as the existing Fund shares that he or she owned on the date of the reorganization. Share certificates will not be issued.

    The stockholders of the Funds are not entitled to any preemptive or dissenters' rights. The Investment Manager will pay the expenses of the reorganizations.

    If the reorganizations are approved by the Funds' stockholders, they will take place as soon as feasible. Management of the Companies believes this should be accomplished by December 31, 2000. However, at any time before the reorganizations the Board of Directors of any of the Companies may decide that it is not in the best interest of their respective stockholders to go forward.

    None of the proposed reorganizations of the Capital Funds will be completed unless the shareholders of all three Capital Funds approve the reorganizations. If the stockholders of all of the Capital Funds do not approve the reorganizations, or the reorganizations are not completed for any other reason, then the Capital Company will continue its current form of operation until its Board of Directors determines what further action, if any, to recommend to the stockholders. Likewise, if the stockholders of the Europe Fund do not approve the reorganization, or the reorganization is not completed for any other reason, then the Investment Company will continue its current form of operation until its Board of Directors determines what further action, if any, to recommend to the stockholders.

ARE THERE MATERIAL DIFFERENCES BETWEEN THE EXISTING FUNDS AND THE NEW FUNDS?

    Except as indicated below, there are no material differences between the existing Funds and the New Funds.

EXPENSES OF THE MIDCAP FUND AND SMALL CAP FUND WILL CHANGE.

    As described above under "Comparison of Fees and Expenses," the expense structures of the New MidCap Fund and New Small Cap Fund will change. However, total New MidCap Fund and New Small Cap Fund expenses will be maintained at current levels (after expense reimbursements) through June 30, 2003.

CERTAIN INVESTMENT RESTRICTIONS OF THE FUNDS WILL CHANGE.

    To increase the efficiency of operation of the existing Funds when they are reorganized into the corresponding New Funds and managed as additional portfolios of the Global Company, certain of the fundamental investment restrictions of the New Funds (which may be changed only with shareholder approval) and certain of the operating restrictions of the New Funds (which may be changed by the Board of Directors of the Global Company) have been conformed with those of the existing portfolios of the Global Company.

    In most instances, these revisions will not result in a material change in the operations of the existing Funds after the reorganizations. However, a few of the changes, described below, may be deemed to be material.

1.  MAKING LOANS (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND. The existing Europe Fund is not subject to any restriction on making loans.

    THE NEW EUROPE FUND. The New Europe Fund will be subject to a fundamental investment policy which is the same as the current policy of the majority of the existing Global Fund portfolios, which provides that a portfolio may not "Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations,
(iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets."

    THE INVESTMENT MANAGER DOES NOT BELIEVE THAT THE NEW INVESTMENT RESTRICTION WILL HAVE ANY MATERIAL IMPACT ON THE OPERATIONS OF THE NEW EUROPE FUND. UNDER CERTAIN CIRCUMSTANCES THE LIMIT ON THE NEW EUROPE FUND'S ABILITY TO ENTER INTO REPURCHASE AGREEMENTS WITH MATURITIES OF MORE THAN SEVEN DAYS, TO 10% OF THE NEW EUROPE FUND'S TOTAL ASSETS, MAY BE MORE RESTRICTIVE THAN THE LIMIT OTHERWISE APPLICABLE (UNDER A CURRENT OPERATING POLICY) TO ALL ILLIQUID SECURITIES OF 15% OF THE EXISTING EUROPE FUND'S NET ASSETS.

2.  SHORT SALES OF SECURITIES (CHANGE FOR INTERNATIONAL FUND)

    THE INTERNATIONAL FUND. As a matter of operating policy, the existing International Fund may not make short sales of securities.

    THE NEW INTERNATIONAL FUND. The New International Fund will not be subject to this restriction.

    THE INVESTMENT MANAGER DOES NOT HAVE ANY CURRENT INTENTION OF MAKING SHORT SALES OF SECURITIES ON BEHALF OF THER NEW INTERNATIONAL FUND. HOWEVER, BECAUSE IT COULD HAVE THE RIGHT TO DO SO IN THE FUTURE, THE NEW INTERNATIONAL FUND COULD BE SUBJECT TO THE RISKS ASSOCIATED WITH SUCH TRANSACTIONS.

    AS A MATTER OF OPERATING POLICY, SHORT SALES BY THE NEW INTERNATIONAL FUND WILL BE "AGAINST THE BOX", OR THE FUND'S OBLIGATION TO DELIVER THE SECURITIES SOLD SHORT WILL BE "COVERED" BY SEGREGATING CASH, U.S. GOVERNMENT SECURITIES OR OTHER LIQUID DEBT OR EQUITY SECURITIES IN AN AMOUNT EQUAL TO THE MARKET VALUE OF ITS DELIVERY OBLIGATION. THE FUND WILL NOT MAKE SHORT SALES OF SECURITIES OR MAINTAIN A SHORT POSITION IF DOING SO COULD CREATE LIABILITIES OR REQUIRE COLLATERAL DEPOSITS AND SEGREGATION OF ASSETS AGGREGATING MORE THAN 25% OF THE VALUE OF THE FUND'S TOTAL ASSETS. FOR A DESCRIPTION OF THE RISKS ASSOCIATED WITH SHORT SALES, SEE "SHORT SALES" IN THE "INVESTMENT OBJECTIVES AND POLICIES" SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION OF THE GLOBAL FUNDS.

3.  PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES (CHANGE FOR THE EUROPE
  FUND)

    THE EUROPE FUND. The existing Europe Fund does not have a specific fundamental investment policy or operating policy with respect to investment in other investment companies.

    THE NEW EUROPE FUND. The New Europe Fund will be subject to the same restriction as the existing Global Fund portfolios, which provides that a portfolio may not "purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders."

    THE INVESTMENT MANAGER DOES NOT BELIEVE THAT THE IMPOSITION OF A LIMIT OF 10% OF TOTAL ASSETS FOR THE NEW EUROPE FUND WILL AFFECT ITS ABILITY TO MANAGE THE NEW EUROPE FUND'S PORTFOLIO. MOREOVER, THE NEW EUROPE FUND IS ALSO SUBJECT TO THE PROVISIONS OF THE 1940 ACT, WHICH PROHIBIT SUCH INVESTMENTS FOR A NO-LOAD FUND IF, IMMEDIATELY AFTER THE PURCHASE, THE FUND AND ITS AFFILIATED PERSONS (AS DEFINED IN THE 1940 ACT) WOULD OWN MORE THAN 3% OF THE TOTAL OUTSTANDING STOCK OF THE OTHER INVESTMENT COMPANY.

4.  FUTURES AND OPTIONS TRANSACTIONS (CHANGES FOR EUROPE AND INTERNATIONAL
  FUNDS)

    THE NEW EUROPE FUND AND NEW INTERNATIONAL FUND. As a matter of fundamental investment policy, neither the New Europe Fund nor the New International Fund may "Purchase commodities or commodity contracts, except that a New Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and may also enter into futures or options contracts in accordance with the applicable rules of the Commodity Futures Trading Commission (the "CFTC")." The applicable rules of the CFTC prohibit a fund's purchase or sale of futures contracts or related options if, immediately thereafter, the fund's margin deposits on its existing futures positions plus the premiums it has paid for related options would exceed 5% of the market value of the fund's net assets.

    THE EUROPE FUND. As a matter of fundamental investment policy, the existing Europe Fund may not "Buy or sell commodities, commodity contracts or futures contracts (other than futures contracts with respect to foreign stock or bond indices or other financial indices that the Investment Manager determines are appropriate to hedge the risks associated with interest rates or general fluctuations in the value of its portfolio securities). In addition, as a matter of operating policy, the existing Europe Fund may not purchase or sell futures if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions would exceed 5% of the value of the Fund's total assets.

    THE INTERNATIONAL FUND. As a matter of operating policy, the existing International Fund may enter into futures contracts and related quotas only for hedging purposes.

    AS A RESULT OF THESE CHANGES, THE NEW INTERNATIONAL FUND WILL NOT BE RESTRICTED TO USING FUTURES CONTRACTS AND RELATED OPTIONS ONLY FOR HEDGING PURPOSES, SUBJECT TO THE RESTRICTIONS IMPOSED ON ALL MUTUAL FUNDS BY THE CFTC.

    AS A RESULT OF THESE CHANGES, THE NEW EUROPE FUND WILL BE PERMITTED TO ENTER INTO FUTURES TRANSACTIONS WITH RESPECT TO NOT ONLY FINANCIAL INDEXES, BUT ALSO FOREIGN AND DOMESTIC SECURITIES AND CURRENCIES. IN ADDITION, THE NEW EUROPE FUND WILL BE PERMITTED TO PURCHASE AND SELL OPTIONS ON FUTURES CONTRACTS (WITHIN THE CFTC LIMITS REFERRED TO ABOVE).

    THE INVESTMENT MANAGER BELIEVES THAT THIS ADDED FLEXIBILITY COULD BE HELPFUL IN MANAGING THESE NEW FUNDS' PORTFOLIOS IN THE FUTURE. FOR A DESCRIPTION OF THE RISKS ASSOCIATED WITH FUTURES CONTRACTS AND RELATED OPTIONS, SEE "FUTURES TRANSACTIONS" IN THE "INVESTMENT OBJECTIVES AND POLICIES" SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION OF THE GLOBAL COMPANY.

5.  INVESTMENT IN DEBT SECURITIES (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND. As a matter of operating policy, the existing Europe Fund is restricted from investing more than 10% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. Government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. Such obligations must be rated, at the time of purchase, BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, or Baa or higher by Moody's Investors Service, Inc., or equivalent ratings by other rating organizations, or, if unrated, must be determined by the Investment Manager to be of comparable investment quality.

    THE NEW EUROPE FUND. As a matter of operating policy, the New Europe Fund will be permitted to invest up to 20% of its total assets in the same types of debt obligations in which the existing Europe Fund is currently permitted to invest.

    AS A RESULT OF THESE CHANGES, THE NEW EUROPE FUND WILL BE PERMITTED TO INVEST UP TO 20% OF ITS TOTAL ASSETS IN DEBT OBLIGATIONS, RATHER THAN 10%. THE INVESTMENT MANAGER BELIEVES THIS WILL PERMIT THE NEW EUROPE FUND GREATER FLEXIBILITY IN INVESTING CASH RESULTING FROM INVESTOR SUBSCRIPTIONS.

    FOR A DESCRIPTION OF THE OTHER CHANGES TO THE INVESTMENT AND OPERATING RESTRICTIONS OF THE FUNDS, SEE APPENDIX A.

THE NEW MIDCAP FUND AND NEW SMALL CAP FUND WILL HAVE TWO CLASSES OF SHARES.

    Certain of the portfolios of the Global Company have both Class I and Class N shares, as do the existing International Fund and Europe Fund. These Classes are identical, except as follows: the Class I shares have a higher minimum investment ($250,000) than the Class N shares ($5,000) and a higher minimum for subsequent investments ($50,000 compared to $250); the Class N shares bear an annual expense of up to 0.25% of average daily net assets, which is paid to the Funds' distributor as reimbursement for certain expenses incurred by the distributor in providing distribution and shareholder support services to such shares under distribution and shareholder service plans adopted pursuant to Rule 12b-1 under the 1940 Act; and any voluntary annual expense limitation by the Investment Manager is 0.25% higher for the Class N shares than the Class I shares.


    In the reorganizations, the shareholders of the existing MidCap Fund and Small Cap Fund will receive Class I shares of the New MidCap Fund and New Small Cap Fund, respectively, which are not subject to the expenses of a Rule 12b-1 plan. Although Class I shares of the New Funds have a minimum initial investment of $250,000 (compared with $10,000 for the existing MidCap Fund and Small Cap
Fund) and a minimum subsequent investment of $50,000 (compared with $1,000), these higher minimum requirements will be waived for investors who are stockholders of the existing MidCap Fund and Small Cap Fund as of the effective date of the reorganizations. In addition, such stockholders will have the right to exchange their shares for Class I shares of any of the other portfolios of the Global Company. Management of the Global Company believes that the availability of Class N shares may help increase the assets of the New MidCap Fund and New Small Cap Fund in the future. Although Class N shares of the New MidCap Fund will be available for sale upon the effective date of the reorganizations, the Class N shares of the New Small Cap Fund will not be available for sale until some future date.


THE BOARD OF DIRECTORS WILL CHANGE.

    The business of the Capital Company is managed under the direction of a six-member Board of Directors. They are identified and their backgrounds are described in the Capital Company's Statement of Additional Information on file with the Commission. The business of the Investment Company is managed under the direction of a three-member Board of Directors. They are identified and their backgrounds are described in the Investment Company's Statement of Additional information on file with the Commission.

    After the reorganizations, the New Funds will be series of the Global Company. The responsibilities, powers, and duties of the Directors of the Global Company are the same as those of the Directors of the Capital Company and the Investment Company. The Board of Directors of the Global Company currently has four members, all of whom also are directors of the Capital Company. The stockholders of the Global Company separately are considering a proposal to expand the composition of the Global Company's Board from four to nine members, two additional members from the reorganization of the Capital Funds and three additional members from the reorganization of the Europe Fund. The current and proposed directors of the Global Company are as follows:

    The current Directors of the Global Company are as follows:

                                                    POSITION WITH GLOBAL COMPANY (IF ANY),
            NAME                 AGE             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------------------     ---      -----------------------------------------------------------
Dewitt F. Bowman                  70      Chairman and Director (Since 1995). Interim Treasurer,
                                          Regents of the University of California (since 2000);
                                          Director, Forward Funds (since 2000) and Wilshire Target
                                          Funds, Inc. (since 1996); Principal, Pension Investment
                                          Consulting (since 1994); Chief Investment Officer,
                                          California Public Employees Retirement System (from 1989 to
                                          1994); Trustee, RREEF America REIT, Inc. (since 1994),
                                          Brandes Institutional International Investment Trust (since
                                          1995), Pacific Gas and Electric Nuclear Decommissioning
                                          Trust (since 1994), and PCG Private Equity Fund (since
                                          1998).

Pamela A. Farr                    55      Director (Since 1996). Independent Management Consultant
                                          and Partner, Best & Co. LLC (manufacturer and retailer of
                                          children's clothing and accessories, from 1996 to 1999);
                                          President, Banyan Homes, Inc. (real estate development and construction, from 1991 to 1996).

George B. James                   63      Director (Since 1998). Senior Vice President and Chief
                                          Financial Officer, Levi Strauss & Co. (1985 to 1999);
                                          Director, Pacific States Industries (since 1985), Canned
                                          Foods Grocery Outlets (since 1990), Crown Vantage, Inc.
                                          (since 1995), Clayton Group, Inc. (since 1997), Sharper
                                          Image (since 1999), and Callidus Software (since 1999).

George G.C. Parker                61      Director (Since 1996). Senior Associate Dean for Academic
                                          Affairs and Director of the MBA Program and Dean Witter
                                          Professor of Finance, Graduate School of Business, Stanford
                                          University (since 1973); Director, California Casualty
                                          Group of Insurance Companies (since 1977), BB&K
                                          Holdings, Inc. (holding company for financial services
                                          companies, since 1980), Affinity Group International (since
                                          1998), Tejon Ranch Company (since 1999), and iShares Inc.
                                          (since 1999).

    The following persons have been submitted to the shareholders of the Global Company for election as additional Directors:

           NAME                 AGE              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------------   --------   ------------------------------------------------------------
John A. Kriewall                 60      Director, Dresdner RCM Capital Funds, Inc.(since 1999).
                                         Retired Managing Director, Co-Chief Investment Officer of
                                         the Mid Cap Team of the Investment Manager, member of Mid
                                         Cap Team Management Committee of the Investment Manager;
                                         Co-CIO of Small and Midcap Teams of the Investment Manager;
                                         and Member of the Equity Management Group of the Investment
                                         Manager (associated with the Investment Manager since 1973);
                                         (Mr. Kriewall would be an "interested person" of the Company
                                         (as defined in the 1940 Act) by virtue of his affiliation
                                         with the Investment Manager.)

Kenneth E. Scott                 71      Director, Dresdner RCM Capital Funds, Inc.(since 1994).
                                         Ralph M. Parsons Professor of Law and Business, Stanford Law
                                         School (since 1967); Director, certain registered investment companies managed by American Century Investments (since
                                         1972).

Robert J. Birnbaum               73      Director, Dresdner RCM Investment Funds Inc. (since 1990).
                                         Director, Chicago Board Options Exchange (since 1998) and
                                         Chicago Mercantile Exchange (from 1990 to 1998); Trustee,
                                         Liberty All-Star Growth Fund, Inc. (since 1997), Colonial
                                         Funds (from 1995 to 1999) and Liberty All-Star Equity
                                         Fund, Inc. (since 1994).

Theodore J. Coburn               47      Director, Dresdner RCM Investment Funds Inc. (since 1991).
                                         Partner, Brown, Coburn & Co. (a consulting firm, since
                                         1991); Education Associate at Harvard University Graduate
                                         School of Education (since 1996); Trustee,
                                         Nicholas-Applegate Mutual Funds (since 1992); Director,
                                         Nicholas-Applegate Fund, Inc. (since 1987), Measurement
                                         Specialties, Inc. (since 1995) and Moovies, Inc. (since
                                         1995).

Alfred W. Fiore                  63      Director, Dresdner RCM Investment Funds Inc.(since 1996).
                                         General Manager, Ross Consulting (employee benefit
                                         consulting firm, since 1988); Executive Vice President and
                                         Chief Financial Officer, Parlux Fragrances, Inc. (since
                                         1987); Executive Vice President and Chief Financial Officer,
                                         Concord Assets Group, Inc. (real estate manager, since
                                         1986) and Director, Southeast Frozen Foods Corporation
                                         (since 1998).

    The nomination and election of Messrs. Birnbaum, Coburn and Fiore is conditioned on the closing of the Europe Fund reorganization.

    The officers of the Global Company will be the same as the officers of the Capital Company and the Investment Company.

WHAT ASPECTS OF THE FUNDS WILL NOT CHANGE AS A RESULT OF THE REORGANIZATIONS?

    After the reorganizations, you will own shares of the New Fund that corresponds to the existing Fund in which you presently hold shares.

THE INVESTMENT OBJECTIVES OF THE NEW FUNDS ARE IDENTICAL TO THOSE OF THE CORRESPONDING EXISTING FUNDS.

    The investment objective of each existing Fund is long-term capital appreciation, and this will also be the investment objective of each of the New Funds. Of course, there can be no assurance that this objective will be achieved.

THE INVESTMENT POLICIES, RESTRICTIONS AND RISKS OF THE NEW FUNDS ARE SUBSTANTIALLY SIMILAR TO THOSE OF THE CORRESPONDING EXISTING FUNDS.

    As indicated above in the discussion of the differences between the Existing Funds and the New Funds, although the investment restrictions and policies of the New Funds will to some extent differ from those of the corresponding existing Funds, they are substantially similar.

    Stockholders of the Capital Funds should review the current prospectuses for the Capital Funds (dated May 1, 2000) and the "Investment Strategies, Policies and Risks" sections of the accompanying Prospectuses of the New Capital Funds for additional information.

    Stockholders of the Europe Fund should review the current prospectus for the Europe Fund (dated May 1, 2000) and the "Investment Strategies, Policies and Risks" section of the accompanying Prospectus of the New Europe Fund for additional information.

THE INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS WILL STAY THE SAME.

    Dresdner RCM Global Investors LLC is the investment manager of the Funds and will continue to manage the New Funds after the reorganizations. The International Equity Team of Dresdner RCM is primarily responsible for the day-to-day management of the International Fund; Gary B. Sokol, CFA, and Brian
E. Dombkowski, CFA, are the primary portfolio managers of the MidCap Fund; Matthew L. Blazei, CFA, and Timothy M. Kelly, CFA, are the primary portfolio managers of the Small Cap Fund; Barbel Lenz and David S. Plants are primarily responsible for the day-to-day management of the Europe Fund. All of these individuals will continue to have the same responsibilities for the corresponding New Funds after the reorganizations. For further information about them, see "The Portfolio Managers" section of the accompanying Prospectuses under "Organization and Management."

    State Street Bank and Trust Company is the administrator of the Capital Company and the Investment Company and serves as the transfer agent, redemption agent, dividend paying agent, and custodian for the Funds; Funds
Distributor, Inc. is the distributor for the Funds; and PricewaterhouseCoopers LLP acts as independent public accountant for the Funds. They will serve in the same capacities for the New Funds after the reorganizations.

THE TOTAL VALUE OF YOUR FUND SHARES WILL NOT BE AFFECTED BY THE REORGANIZATIONS.

    On the day of the reorganizations, you will receive New Fund shares of the same Class having the same total value as your shares of the corresponding existing Fund (MidCap Fund and Small Cap Fund stockholders will receive Class I shares of the New MidCap Fund and New Small Cap Fund, respectively). The number of New Fund shares you receive, and their per share price, also will be the same as your shares of the corresponding Fund.

THE REORGANIZATIONS WILL HAVE NO MATERIAL FEDERAL INCOME TAX CONSEQUENCES.

    We expect that the reorganizations will have no material federal income tax consequences to you, to the existing Funds or to the New Funds. We will not proceed with the reorganizations unless this point is confirmed by an opinion of counsel. Following the reorganizations, the adjusted federal tax basis of your New Fund shares will be the same as the basis of your Fund shares before the reorganizations. We do not expect Fund stockholders to incur any personal state or local taxes as a result of the reorganizations, but you should consult your own tax adviser to make sure.

YOU WILL CONTINUE TO RECEIVE DIVIDENDS ANNUALLY.

    The existing Funds typically declare and pay dividends annually in December, and the New Funds will do the same. As is the case for the Funds, all dividends, if any, paid by each New Fund will be reinvested in shares of that New Fund unless you request otherwise in writing. If you have such a request on file for an existing Fund, it will be applied to your New Fund shares.

SHARE PURCHASE AND REDEMPTION PROCEDURES WILL NOT BE AFFECTED.

    The New Funds will have substantially the same purchase and redemption procedures as the existing Funds. As is the case for the existing Funds, the distributor for the New Funds does not charge any fees or sales charges on reinvestments in shares of the New Funds. See the "Buying Shares" and "Selling Shares" sections of the accompanying Prospectuses under "Stockholder Information."

THE FUNDS' FORM OF ORGANIZATION AND GOVERNING STATE LAW WILL STAY THE SAME.

    The Global Company is incorporated in Maryland. The Capital Company and Investment Company also are incorporated in Maryland. The operations of the New Funds, like those of the existing Funds, are subject to the provisions of the 1940 Act and to the rules and regulations of the Commission.

HOW WILL THE CAPITALIZATION OF THE NEW FUNDS COMPARE WITH THAT OF THE EXISTING
  FUNDS?

    The following table sets forth as of September 30, 2000: (i) the capitalization of the existing Funds; (ii) the capitalization of the New Funds; and (iii) the pro forma capitalization of the New Funds, as adjusted to give effect to the reorganizations. If the reorganizations are consummated, the capitalization of the New Funds is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Funds after September 30, 2000.

                             INTERNATIONAL GROWTH EQUITY FUND                     MIDCAP FUND
                          --------------------------------------   ------------------------------------------
                                                     PRO FORMA                                   PRO FORMA
                            EXISTING       NEW        COMBINED        EXISTING        NEW         COMBINED
                          ------------   --------   ------------   --------------   --------   --------------
Total Net Assets          $325,919,251              $352,919,251   $1,418,170,253              $1,418,170,253
  Class N...............  $  6,889,656      $0      $  6,889,656              N/A      $0                 N/A
  Class I...............  $319,029,595      $0      $319,029,595   $1,418,170,253      $0      $1,418,170,253
Shares Outstanding
  Class N...............       396,641       0           396,641                0       0                   0
  Class I...............    18,313,984       0        18,313,984      130,948,315       0         130,948,315
Net Asset Value Per
  Share
  Class N...............        $17.37      $0            $17.37              N/A      $0                 N/A
  Class I...............        $17.42      $0            $17.42           $10.83      $0              $10.83

                                      SMALL CAP FUND                              EUROPE FUND
                          --------------------------------------   ------------------------------------------
                                                     PRO FORMA                                   PRO FORMA
                            EXISTING       NEW        COMBINED        EXISTING        NEW         COMBINED
                          ------------   --------   ------------   --------------   --------   --------------
Total Net Assets          $361,587,111              $361,587,111   $   80,691,000              $   80,691,000
  Class N...............           N/A      $0               N/A   $   79,675,069      $0      $   79,675,069
  Class I...............  $361,587,111      $0      $361,587,111   $    1,015,931      $0      $    1,015,931
Shares Outstanding
  Class N...............             0       0                 0        5,037,784       0           5,037,784
  Class I...............    33,021,654       0        33,021,654           66,706      $0              66,076
Net Asset Value Per
  Share
  Class N...............           N/A      $0               N/A           $15.22      $0              $15.22
  Class I...............        $10.95      $0            $10.95           $15.23      $0              $15.23

                         VOTING AND MEETING PROCEDURES

HOW TO VOTE

    You can vote by mail, phone, internet, or in person at the Meeting.

    - To vote by mail, sign and send us the enclosed Proxy voting card in the envelope provided.

    - To vote by phone, call us at the toll-free number on your proxy card.

    - To vote electronically, visit our website at www.proxyvote.com.

    If you vote by phone or electronically, the appropriate Company or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote cast.

    If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Capital Company or the Investment Company, as the case may be, in writing, or by returning a Proxy with a later date. You can also revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card or vote by phone or electronically. This will help us ensure that an adequate number of shares are present at the Meeting.

    THE BOARD OF DIRECTORS OF THE CAPITAL COMPANY ON BEHALF OF THE MIDCAP FUND, SMALL CAP FUND AND INTERNATIONAL FUND, AND THE BOARD OF DIRECTORS OF THE INVESTMENT COMPANY ON BEHALF OF THE EUROPE FUND, RECOMMEND THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATIONS.

PROXY SOLICITATION

    In addition to the solicitation of proxies by electronic means, officers and employees of the Capital Company, the Investment Company and the Investment Manager, without additional compensation, may solicit proxies in person or by telephone. The costs associated with those solicitations and the Meeting will be paid by the Investment Manager and not by either Company or any Fund. Georgeson Shareholder Communications Inc. will also be retained to provide professional proxy solicitation services. The cost of solicitation, including specified expenses, is not expected to exceed $13,000. The Investment Manager will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for the costs of forwarding soliciting material to beneficial owners of shares entitled to vote at the Meeting.

QUORUM REQUIREMENTS

    The presence in person or by proxy of the following percentage of the outstanding shares of each Company entitled to vote will constitute a quorum for the Meeting of stockholders of that Company: Capital Company--one third; Investment Company--one third. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. A Fund will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum. The persons named as proxies will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

VOTE REQUIRED

    The Capital Funds will be reorganized only if the reorganization of each Capital Fund is approved by a majority of its outstanding shares entitled to vote, without regard to share Class. The Europe Fund will be reorganized only if approved by a majority of its outstanding shares entitled to vote, without regard to share Class. Each Fund will count the total number of votes cast "for" approval of the reorganization to determine whether sufficient affirmative votes have been cast. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote.

STOCKHOLDERS ENTITLED TO VOTE

    Stockholders of each Fund at the close of business on October 23, 2000 will be entitled to be present and vote at the Meeting. Stockholders are entitled to one vote for each share held and fractional votes for fractional shares held. Stockholders of each Fund will vote only with other stockholders of that Fund, without regard to share Class, and separately from stockholders of any other Fund. As of that date, each of the Funds had outstanding and entitled to vote the following numbers of shares:

FUND                                                     TOTAL SHARES OUTSTANDING
----                                                     ------------------------
International Growth Equity Fund                                 19,809,941

MidCap Fund                                                     130,830,855

Small Cap Fund                                                   33,062,671

Europe Fund                                                       5,221,223

    The following tables show, to the knowledge of Company management, the percentage of the total shares of each Fund owned at the close of business on October 23, 2000 by the Directors and officers of the

Capital Company or the Investment Company, as the case may be, and the Investment Manager and by other persons owning beneficially more than 5% of the outstanding shares of each Fund:

                                                                 PERCENT OF TOTAL
                                                    NUMBER OF      OUTSTANDING
                 NAME AND ADDRESS                     SHARES          SHARES
--------------------------------------------------  ----------   ----------------
                        INTERNATIONAL GROWTH EQUITY FUND

Citigroup Inc. Pension Plan                          3,397,203        17.15%
1 Court Square 15th Floor
Long Island City, NY 11120-0001

JM Family Enterprises Inc.                           1,615,782         8.16%
100 NW 12th Avenue
Deerfied Beach, FL 33442

National Financial Services Group                    1,203,841         6.08%
FBO Customers
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

Boston Safe Deposit and Trust Company                1,064,239         5.37%
FBO Blue Cross and Blue Shield of Massachusetts
Retirement Income Trust
Boston, MA 02110

                                   MIDCAP FUND

Ernst & Young Master Trust                          22,272,764        17.02%
c/o The Chase Manhattan Bank, N.A.
770 Broadway, 10th Floor
New York, NY 10003

American Stores Retirement Portfolio                21,703,875        16.59%
c/o Fidelity Management Trust Co.
82 Devonshire Street
Boston, MA 02109

Boeing Company Employee Retirement Plan             12,322,187         9.42%
c/o The Chase Manhattan Bank, N.A.
3 Metrotech Center
Brooklyn, NY 11245

Chevron Corp. Annuity Trust                          8,730,596         6.67%
c/o Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211

Tektronix, Inc.                                      8,081,638         6.18%
c/o Northern Trust Company
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

Consolidated Natural Gas Company Pension Trust       6,612,324         5.05%
c/o Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211

                                                                 PERCENT OF TOTAL
                                                    NUMBER OF      OUTSTANDING
                 NAME AND ADDRESS                     SHARES          SHARES
--------------------------------------------------  ----------   ----------------
                                 SMALL CAP FUND

American Stores Retirement Portfolio                11,634,333        35.19%
c/o Fidelity Management Trust Co.
82 Devonshire Street
Boston, MA 02109

Chevron Corp. Annuity Trust                          2,357,196         7.13%
c/o Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211

Richard and Rhoda Goldman Fund                       2,077,408         6.28%
1 Lombard Street Suite 303
San Francisco, CA 94111-1130

Hughes Aircraft                                      2,008,452         6.07%
P.O. Box 2458
Culver City, CA 90231-2458

                                   EUROPE FUND

Charles Schwab & Co., Inc.                           1,080,293        21.90%
FBO Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.                      489,574         9.38%
FBO Customers
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

Marshicove & Co.                                       290,930         5.57%
P.O. Box 5756
Boston, MA 02206-0001

Smith Barney                                           287,938         5.51%
388 Greenwich Street
New York, NY 10013-2339

National Investors Service Corp.                       285,633         5.47%
FBO Customers
55 Water Street
New York, NY 10041-0098


    The Directors and Officers of the Companies as a group owned less than 1% of each Fund's outstanding shares as of October 23, 2000.


                              GENERAL INFORMATION

    The persons named in the accompanying Proxy will vote in each case as directed in the Proxy, but in the absence of any direction, they intend to vote FOR the proposed reorganizations and may vote in their discretion with respect to other matters that may be presented to the Meeting.

OTHER MATTERS TO COME BEFORE THE MEETINGS

    Management of the Capital Company and the Investment Company does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the Proxy holders will vote on them in accordance with their best judgment.

STOCKHOLDER PROPOSALS

    The Meeting is a special joint meeting of stockholders of each Company. Neither the Capital Company nor the Investment Company is required, nor does it intend, to hold regular annual meetings of its stockholders. If such a meeting is called, any stockholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the appropriate Company. Any proposal to be considered for submission to stockholders must comply with applicable federal and state laws.

NAMES AND ADDRESSES

    Dresdner RCM Global Investors LLC, Four Embarcadero Center, San Francisco, California 94111, is the Funds' investment manager. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02109, is the administrator of the Capital Company and the Investment Company. State Street also serves as transfer agent, redemption agent, dividend paying agent, and custodian for the Funds. Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, is the distributor for each Fund. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, acts as independent public accountant for the Funds.

    PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY TO ASSURE A QUORUM AT THE MEETINGS.

                                          ROBERT J. GOLDSTEIN, SECRETARY

San Francisco, California
November 1, 2000

                                   APPENDIX A
                  OTHER DIFFERENCES IN INVESTMENT RESTRICTIONS

    This Appendix describes certain differences between the investment restrictions applicable to the existing Funds, and the restrictions that will apply to the corresponding New Funds. See page 10 of the text for a description of the other differences.

1.  INVESTMENT IN SECURITIES OF ANY ONE ISSUER (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND: As a matter of fundamental investment policy, the existing Europe Fund may not: "Purchase any security (other than obligations of the Federal Republic of Germany, the German Federal Railways and the German Federal Post Office, which in the aggregate shall not represent more than 25% or more of the Fund's total assets, or obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 10% of the Fund's total assets would then be invested in securities of any single issuer."

    THE NEW EUROPE FUND: The New Europe Fund will not be restricted, as a matter of the Fund's fundamental or operating policies, from investing any portion of its assets in the securities of any one issuer. However, it will comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, which provides among other things that, at the end of each fiscal quarter of a fund, (a) at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited (in respect of any one issuer) to no more than 5% of the fund's total assets and 10% of the outstanding voting securities of the issuer; and (b) no more than 25% of the value of the fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses.

    AS A RESULT OF THESE CHANGES, THE NEW EUROPE FUND WILL BE PERMITTED TO INVEST A GREATER PROPORTION OF ITS TOTAL ASSETS - UP TO 25% - IN THE SECURITIES OF ANY ONE ISSUER. IN ADDITION, AS A RESULT OF THESE CHANGES, THE NEW EUROPE FUND WILL BE PERMITTED TO INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE AGGREGATE IN OBLIGATIONS OF THE FEDERAL REPUBLIC OF GERMANY, THE GERMAN FEDERAL RAILWAYS AND THE GERMAN FEDERAL POST OFFICE. THE INVESTMENT MANAGER HAS NO CURRENT INTENTION OF INVESTING MORE THAN 5% OF THE ASSETS OF THE NEW EUROPE FUND IN THE SECURITIES OF ANY ONE ISSUER. HOWEVER, BECAUSE IT WILL HAVE THE RIGHT TO DO SO IN THE FUTURE, THE NEW EUROPE FUND COULD BE MORE SUBJECT TO THE RISKS OF ADVERSE MARKET OR OTHER DEVELOPMENTS RELATED TO A SINGLE ISSUER THAN THE CORRESPONDING EXISTING FUND.

2.  INVESTMENT IN SECURITIES OF ISSUERS IN ANY ONE INDUSTRY (CHANGE FOR EUROPE
  FUND)

    THE EUROPE FUND: As a matter of fundamental investment policy, the existing Europe Fund may not "invest 25% or more of the value of its total assets in a particular industry. This restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, but will apply to foreign government obligations until such time as the Securities and Exchange Commission permits their exclusion."

    THE NEW EUROPE FUND. As a matter of fundamental policy, the New Europe Fund may not "invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities)."

    ALTHOUGH THE NEW RESTRICTION IS WORDED DIFFERENTLY THAN THE INVESTMENT RESTRICTION THAT CURRENTLY APPLIES TO THE EUROPE FUND, IT IS NOT SUBSTANTIVELY DIFFERENT.

3.  EXERCISING CONTROL OR MANAGEMENT OF ISSUERS (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND. The Europe Fund is not restricted from investing in companies for the purpose of exercising control or management.

    THE NEW EUROPE FUND: As a matter of fundamental investment policy, the New Europe Fund will be prohibited from investing in companies for the purpose of exercising control or management.

    THE INVESTMENT MANAGER HAS NEVER INTENDED THAT THE EUROPE FUND WOULD INVEST IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT. THE ADDITION OF THIS RESTRICTION TO THE NEW EUROPE FUND WILL MERELY CONFORM THE RESTRICTIONS OF THE NEW EUROPE FUND TO THE EXISTING PORTFOLIOS OF THE GLOBAL COMPANY.

4.  PURCHASE OF REAL ESTATE (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND. As a matter of fundamental investment policy, the existing Europe Fund may not "purchase or sell real estate or real estate mortgage loans, except that the Fund may purchase and sell securities of companies that deal in real estate or interests therein."

    THE NEW EUROPE FUND. As a matter of fundamental investment policy, the New Europe Fund may not "purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein."

    ALTHOUGH THE NEW RESTRICTION IS WORDED DIFFERENTLY THAN THE INVESTMENT RESTRICTION THAT CURRENTLY APPLIES TO THE EUROPE FUND, IT IS NOT SUBSTANTIVELY DIFFERENT.

5.  ISSUANCE OF SENIOR SECURITIES (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND: The existing Europe Fund does not have a specific fundamental investment policy with respect to the issuance of senior securities. However, it is subject to the provisions of the 1940 Act which restrict its ability to issue senior securities.

    THE NEW EUROPE FUND: As a matter of fundamental investment policy, the New Europe Fund, like the other Global Company portfolios, may not "issue senior securities, except that the Fund may borrow money. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

    THE INVESTMENT MANAGER DOES NOT BELIEVE THAT THE INCLUSION OF THIS RESTRICTION AS A FUNDAMENTAL INVESTMENT POLICY FOR THE NEW EUROPE FUND WILL HAVE ANY SIGNIFICANT IMPACT ON THE OPERATIONS OF THE NEW EUROPE FUND.

6.  PURCHASING SECURITIES ON MARGIN (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND. As a matter of fundamental investment policy, the Europe Fund may not "purchase securities on margin, except short-term credits as may be necessary or routine for the clearance or settlement of transactions, and except for margin posted in connection with hedging transactions consistent with its investment policies."

    THE NEW EUROPE FUND. As a matter of fundamental investment policy, the New Europe Fund may not "purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities."

    ALTHOUGH THE NEW RESTRICTION IS WORDED DIFFERENTLY THAN THE INVESTMENT RESTRICTION THAT CURRENTLY APPLIES TO THE EUROPE FUND, IT IS NOT SUBSTANTIVELY DIFFERENT.

7.  PORTFOLIO TRANSACTIONS WITH "INTERESTED PERSONS" (CHANGE FOR THE EUROPE
  FUND)

    THE EUROPE FUND. The existing Europe Fund does not have a specific fundamental investment policy with respect to portfolio transactions with "interested parties". However, it is subject to the provisions of Section 17 of the 1940 Act, which restrict its ability to enter into portfolio transactions with officers, directors and other "interested persons" of the Fund.

    THE NEW EUROPE FUND. As a matter of fundamental investment policy, the New Europe Fund may not purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) of the Fund, other than otherwise unaffiliated broker-dealers.

    THE INVESTMENT MANAGER DOES NOT BELIEVE THAT THE INCLUSION OF THIS RESTRICTION AS A FUNDAMENTAL INVESTMENT POLICY FOR THE NEW EUROPE FUND WILL HAVE ANY SIGNIFICANT IMPACT ON THE OPERATIONS OF THE NEW EUROPE FUND.

8. INVESTMENT IN MINERAL EXPLORATION AND DEVELOPMENT PROGRAMS (CHANGE FOR THE MIDCAP, SMALL CAP, EUROPE AND INTERNATIONAL FUNDS)

    THE EXISTING FUNDS. As a matter of fundamental or non-fundamental investment policy, the existing MidCap Fund, Small Cap Fund, Europe Fund and International Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

    THE NEW FUNDS. None of the corresponding New Funds is subject to this investment restriction.

    THE INVESTMENT MANAGER HAS NO CURRENT INTENTION OF INVESTING IN MINERAL EXPLORATION AND DEVELOPMENT PROGRAMS WITH RESPECT TO ANY OF THE NEW FUNDS. FURTHERMORE, THIS RESTRICTION IS NOT REQUIRED BY THE 1940 ACT, AND WAS ORIGINALLY ADOPTED IN RESPONSE TO STATE LAW RESTRICTIONS OR INTERPRETATIONS THAT NO LONGER APPLY TO INVESTMENT COMPANIES. THE INVESTMENT MANAGER BELIEVES THAT ELIMINATION OF THIS RESTRICTION WILL INCREASE ITS ABILITY TO MANAGE THE NEW FUNDS' ASSETS EFFECTIVELY AND EFFICIENTLY IN RESPONSE TO MARKET AND REGULATORY CHANGES.

9. INVESTMENT IN UNSEASONED ISSUERS (CHANGE FOR MIDCAP, SMALL CAP AND INTERNATIONAL FUNDS)

    THE EXISTING FUNDS. As a matter of fundamental or non-fundamental investment policy, none of the existing MidCap Fund, Small Cap Fund, and International Fund may invest more than 5% of its net assets in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor).

    THE NEW FUNDS. None of the corresponding New Funds is subject to this investment restriction.

    THIS RESTRICTION IS NOT REQUIRED BY THE 1940 ACT, AND WAS ORIGINALLY ADOPTED IN RESPONSE TO STATE LAW RESTRICTIONS OR INTERPRETATIONS THAT NO LONGER APPLY TO INVESTMENT COMPANIES. IN THE CURRENT MARKET ENVIRONMENT, THERE ARE MANY RELATIVELY NEW ENTERPRISES WITH SIGNIFICANT INVESTMENT POTENTIAL. THE INVESTMENT MANAGER BELIEVES THAT ELIMINATION OF THIS RESTRICTION WILL INCREASE ITS ABILITY TO MANAGE THE NEW FUNDS' ASSETS EFFECTIVELY AND EFFICIENTLY IN RESPONSE TO MARKET AND REGULATORY CHANGES.

10. SECURITIES OF COMPANIES IN WHICH DIRECTORS AND OFFICERS HAVE INTERESTS (CHANGE FOR MIDCAP AND SMALL CAP FUNDS)

    THE MIDCAP AND SMALL CAP FUNDS. As a matter of fundamental or non-fundamental investment policy, the existing MidCap Fund and existing Small Cap Fund may not purchase or retain securities of an issuer if, to the Capital Company's knowledge, one or more of the directors, officers, partners or employees of the Capital Company or the Investment Manager individually owns beneficially more than 0.5% of the securities of such issuer and together own beneficially more than 5% of such securities.

    THE NEW FUNDS. Neither of the corresponding New Funds is subject to this investment restriction.

    THIS RESTRICTION IS NOT REQUIRED BY THE 1940 ACT, AND WAS ORIGINALLY ADOPTED IN RESPONSE TO STATE LAW RESTRICTIONS OR INTERPRETATIONS THAT NO LONGER APPLY TO INVESTMENT COMPANIES. BECAUSE THE LIKELIHOOD OF SUCH AN INVESTMENT IS REMOTE, AND MONITORING COMPLIANCE WITH THE RESTRICTION IS EXTREMELY DIFFICULT, THE BOARD OF DIRECTORS OF THE GLOBAL COMPANY CONCLUDED THAT IT WAS NO LONGER NECESSARY. INVESTMENT IN COMPANIES AFFILIATED WITH THE INVESTMENT MANAGER AND THE OFFICERS AND DIRECTORS OF THE GLOBAL COMPANY WILL CONTINUE TO BE RESTRICTED BY SECTION 17 OF THE 1940 ACT.

11.  CURRENCY MANAGEMENT TECHNIQUES (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND. As a matter of operating policy, the existing Europe Fund may not engage in currency futures transactions, but may use other types of currency management techniques, including forward contracts, options on foreign currencies, and swap transactions, both for hedging purposes and to enhance returns.

    THE NEW EUROPE FUND. The New Europe Fund will be permitted to engage in the full range of currency management techniques available to the existing Europe Fund, as well as currency futures transactions. As with the other portfolios of the Global Company, the New Europe Fund will not be permitted to use more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns.

    THE INVESTMENT MANAGER BELIEVES THAT THESE CHANGES WILL PROVIDE THE NEW EUROPE FUND WITH ADDITIONAL DESIRABLE INVESTMENT FLEXIBILITY. FOR A DESCRIPTION OF THE RISKS ASSOCIATED WITH SUCH TECHNIQUES, SEE "INVESTMENT STRATEGIES, POLICIES AND RISKS" IN THE ACCOMPANYING PROSPECTUS.

12.  DELAYED DELIVERY TRANSACTIONS (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND. As a matter of operating policy, the existing Europe Fund is not authorized to purchase securities on a delayed delivery or "when issued" basis or to enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed).

    THE NEW EUROPE FUND. The New Europe Fund will be authorized to enter into such transactions. Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The New Europe Fund generally will not enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date.

    THE OTHER PORTFOLIOS OF THE GLOBAL COMPANY ARE AUTHORIZED TO ENTER INTO SUCH TRANSACTIONS, AND THE INVESTMENT MANAGER BELIEVES THAT THIS CHANGE WILL PROVIDE THE NEW EUROPE FUND WITH ADDITIONAL DESIRABLE INVESTMENT FLEXIBILITY. THE FUND WILL SEGREGATE CASH, U.S. GOVERNMENT SECURITIES OR OTHER LIQUID DEBT OR EQUITY SECURITIES IN AN AMOUNT SUFFICIENT TO MEET ITS PAYMENT OBLIGATIONS WITH RESPECT TO ANY SUCH TRANSACTIONS. THE INVESTMENT MANAGER DOES NOT BELIEVE THAT THE USE OF THIS TECHNIQUE WILL CREATE SUBSTANTIAL RISKS. HOWEVER, THE VALUE OF THE SECURITIES AT SETTLEMENT MAY BE MORE OR LESS THAN THE AGREED UPON PRICE, AND TO THE EXTENT THAT ASSETS ARE SEGREGATED FOR THIS PURPOSE, THE FUND'S LIQUIDITY AND THE ABILITY OF THE INVESTMENT MANAGER TO MANAGE THE FUND'S PORTFOLIO MAY BE ADVERSELY AFFECTED.

13.  RESTRICTION ON BORROWING (CHANGE FOR EUROPE FUND)

    THE EUROPE FUND. The statement of fundamental investment policies of the existing Europe Fund provides that, for purposes of its fundamental borrowing restrictions, reverse repurchase agreements and other borrowing transactions covered by segregated assets are not considered to be borrowings.

    THE NEW EUROPE FUND. The statement of fundamental investment policies of the New Europe Fund provides the opposite--that reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings for purposes of the New Europe Fund's fundamental borrowing restrictions.

    THE INVESTMENT MANAGER DOES NOT BELIEVE THAT THIS NEW RESTRICTION WILL HAVE ANY MATERIAL IMPACT ON THE OPERATIONS OF THE NEW EUROPE FUND.

14.  INVESTMENT IN ILLIQUID SECURITIES (CHANGE FOR THE EUROPE FUND)

    THE EUROPE FUND. As a matter of operating policy (which may be changed by its Board of Directors without shareholder approval), the existing Europe Fund may not invest more than 15% of the value of its net assets in illiquid securities.

    THE NEW EUROPE FUND. As a matter of fundamental investment policy, the New Europe Fund will be restricted from investing more than 15% of the value of its net assets in illiquid securities.

    SECURITIES ARE CONSIDERED TO BE ILLIQUID IF THE FUND CANNOT REASONABLY EXPECT TO RECEIVE, WITHIN SEVEN DAYS, APPROXIMATELY THE AMOUNT AT WHICH IT VALUES THEM. THESE MAY INCLUDE NOT ONLY SECURITIES WITH RELATIVELY THIN TRADING MARKETS, BUT ALSO SECURITIES THAT ARE SUBJECT TO RESTRICTIONS ON RESALE BECAUSE THEY ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ARE NOT SUBJECT TO PURCHASE BY INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A UNDER THAT ACT. HOWEVER, CURRENT GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION PERMIT MUTUAL FUNDS TO INVEST UP TO 15% OF THEIR NET ASSETS IN SUCH SECURITIES, THIS GUIDELINE IS WIDELY USED IN THE FUND INDUSTRY, AND THE INVESTMENT MANAGER BELIEVES THAT IT WOULD BE PRUDENT TO RETAIN THIS LEVEL OF FLEXIBILITY FOR THE FUTURE.

    INVESTMENT IN ILLIQUID SECURITIES INVOLVES POTENTIAL DELAYS ON RESALE AS WELL AS UNCERTAINTY IN VALUATION. LIMITATIONS ON RESALE MAY HAVE AN ADVERSE EFFECT ON THE MARKETABILITY OF PORTFOLIO SECURITIES, AND THE NEW EUROPE FUND MIGHT NOT BE ABLE TO DISPOSE OF SUCH SECURITIES PROMPTLY OR AT REASONABLE PRICES

    ALTHOUGH THE EUROPE FUND IS CURRENTLY SUBJECT TO THE 15% RESTRICTION, THIS WILL CHANGE FROM AN OPERATING POLICY (WHICH CAN BE CHANGED BY ITS BOARD OF DIRECTORS) TO A FUNDAMENTAL INVESTMENT POLICY (WHICH CAN ONLY BE CHANGED WITH THE APPROVAL OF ITS SHAREHOLDERS). THE INVESTMENT MANAGER DOES NOT BELIEVE THAT THIS CHANGE WILL HAVE ANY SIGNIFICANT IMPACT ON THE NEW EUROPE FUND.

                                   FORM N-14

                           ---------------------------

                                     PART B

                           ---------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                         DRESDNER RCM GLOBAL FUNDS, INC.
                  DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
                            DRESDNER RCM MIDCAP FUND
                           DRESDNER RCM SMALL CAP FUND
                            DRESDNER RCM EUROPE FUND

                             Four Embarcadero Center
                         San Francisco, California 94111
                            Telephone: (800) 726-7240



                  This Statement of Additional Information relates specifically to the proposed reorganization of the Dresdner RCM International Growth Equity Fund, Dresdner RCM MidCap Fund, and Dresdner RCM Small Cap Fund, which are series of Dresdner RCM Capital Funds, Inc., and Dresdner RCM Europe Fund, which is a series of Dresdner RCM Investment Funds Inc. It consists of this cover page and the Statements of Additional Information of Dresdner RCM Global Funds, Inc. filed with the Securities and Exchange Commission as part of Registrant's Form N-1A Registration Statement on October 30, 2000.


                  This Statement of Additional Information is not a prospectus. A Combined Proxy Statement and Prospectus dated November 1, 2000 relating to the proposed reorganization may be obtained from Dresdner RCM Global Funds, Inc. at the telephone number and address above. This Statement of Additional Information relates to, and should be read in conjunction with, that Combined Proxy Statement and Prospectus.


   The date of this Statement of Additional Information is November 1, 2000.

                                   FORM N-14

                              ----------------------

                                     PART C

                              ----------------------

                                OTHER INFORMATION

Item 15. INDEMNIFICATION.

                  Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify directors and officers of the corporation under various circumstances as provided in such statute. A director or officer who has been successful on the merits or otherwise, in the defense of any proceeding, must be indemnified against reasonable expenses incurred by such person in connection with the proceeding. Reasonable expenses may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, after a determination that the facts then known to those making the determination would not preclude indemnification under the statute, and following receipt by the corporation of a written affirmation by the person that his or her standard of conduct necessary for indemnification has been met and upon delivery of a written undertaking by or on behalf of the person to repay the amount advanced if it is ultimately determined that the standard of conduct has not been met.

                  Article VI of the Bylaws of Registrant contains indemnification provisions conforming to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended.

                  The Registrant and the directors and officers of Registrant obtained coverage under an Errors and Omissions insurance policy. The terms and conditions of the policy coverage conforms generally to the standard coverage available throughout the investment company industry. The coverage also applies to Registrant's investment manager and its members and employees.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS.

                  (1.1) Articles of Incorporation of Registrant are incorporated herein by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement ("Form N-1A").

                  (1.2) Articles Supplementary to Articles of Incorporation of Registrant with respect to RCM Global Health Care fund, RCM Global Small Cap fund and RCM Large Cap Growth Fund, (currently known as Dresdner RCM Global Health Care Fund, Dresdner RCM Global Small Cap Fund and Dresdner RCM Large Cap Growth Fund, respectively), are incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 2 to Form N-1A.

                  (1.3) Articles Supplementary to Articles of Incorporation of Registrant with respect to Dresdner RCM Emerging Markets Fund are incorporated herein by reference to
                           Exhibit 1(c) of Post-Effective Amendment No. 5 to Form N-1A.

                  (1.4) Articles Supplementary to Articles of Incorporation of Registrant with respect to Dresdner RCM Biotechnology Fund are incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 6 to Form N-1A.

                  (1.5) Articles of Amendment to Articles of Incorporation of Registrant with respect to Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Global Small Cap Fund and Dresdner RCM Large Cap Growth Fund, are incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 6 to Form N-1A.

                  (1.6) Articles of Amendment to Articles of Incorporation of Registrant with respect to changing the corporate name of Dresdner RCM Equity Funds, Inc. to Dresdner RCM Global Funds, Inc. are incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 10 to Form N-1A.

                  (1.7) Articles of Amendment to Articles of Incorporation of Registrant, with respect to changing the name of the existing shares of capital stock of its Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, and Dresdner RCM Emerging Markets Fund are incorporated herein by reference to Exhibit 1(g) of Post-Effective Amendment No. 10 to Form N-1A.

                  (1.8) Articles Supplementary to Articles of Incorporation of Registrant with respect to establishing a new class of capital stock for its Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund and Dresdner RCM Emerging Markets Fund and establishing three new series of capital stock, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Global Equity Fund and Dresdner RCM Strategic Income Fund are incorporated herein by reference to Exhibit 1(h) of Post-Effective Amendment No. 10 to Form N-1A.

                  (1.9) Articles Supplementary to Articles of Incorporation of Registrant with respect to Dresdner RCM Balanced Fund is incorporated herein by reference to Exhibit 1(i) of Post-Effective Amendment No. 14 to Form N-1A.

                  (1.10) Form of Articles Supplementary to Articles of Incorporation of Registrant with respect to the Dresdner RCM Internet Fund is incorporated herein by reference to Exhibit 1(j) of Post-Effective Amendment No. 17 to Form N-1A.

                  (1.11) Form of Articles Supplementary to Articles of Incorporation of Registrant with respect to the establishment of four new series of stock, Dresdner RCM Europe Fund, Dresdner RCM International Growth Equity Fund, Dresdner RCM MidCap Fund and Dresdner RCM Small Cap Fund, is incorporated herein by reference to Exhibit 1(k) of Post-Effective Amendment No. 19 to Form N-1A.

                  (2.1) By-Laws of Registrant are incorporated herein by reference to Exhibit 2 of Pre-Effective Amendment No 2 to Form N-1A.

                  (2.2) Form of Amendments to Bylaws of Registrant are incorporated herein by reference to Exhibit 2(b) of Post-Effective Amendment No. 3 to Form N-1A.

                  (3)      Not applicable.

                  (4.1) Form of Agreement and Plan of Reorganization - Capital Funds is incorporated herein by reference to Exhibit 4.1 of Form N-14 filed on September 29, 2000.


                  (4.2) Form of Agreement and Plan of Reorganization - Europe Fund is incorporated herein by reference to Exhibit
                           4.2 of Form N-14 filed on September 29, 2000.

                  (5.1) Multiple Class of Shares Plan of Registrant, on behalf of the series listed on Appendix A (dated December 14, 1998) pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 10 to Form N-1A.

                  (5.2)    Form of Amended Appendix A (dated as of December __,
                           2000) to Registrant's Multiple Class of Shares Plan, is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 19 to Form N-1A.

                  (6) Forms of Investment Management Agreements, Powers of Attorney and Service Agreements with respect to Dresdner RCM MidCap Fund, Dresdner RCM Small Cap Fund, Dresdner RCM International Growth Equity Fund, and Dresdner RCM Europe Fund, are incorporated herein by reference to Exhibits 4(l) through 4(m) of Post-Effective Amendment No. 19 to Form N-1A.

                  (7.1) Distribution Agreement between Registrant and Funds Distributor, Inc., dated June 13, 1996 is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 1 to Form N-1A.

                  (7.2) Service Agreement among RCM Capital Management, a California Limited Partnership, (currently known as Dresdner RCM Global Investors LLC), RCM Equity Funds, Inc., RCM Capital Funds, Inc. (currently known as Dresdner RCM Global Funds, Inc. and Dresdner RCM Capital Funds, Inc., respectively) and Funds Distributor, Inc., dated June 13, 1996, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 1 to Form N-1A.

                  (7.3) Fee Letter Agreement between Registrant, RCM Capital Management, a California Limited Partnership, (currently known as Dresdner RCM Global

                           Investors LLC), RCM Equity Funds, Inc., RCM
                           Capital Funds, Inc. (currently known as Dresdner RCM Global Funds, Inc. and Dresdner RCM Capital Funds, Inc., respectively), and Funds Distributor, Inc., dated June 13, 1996 is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 1 to Form N-1A.

                  (7.4) Form of Selling Agreement is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 1 to Form N-1A.

                  (8)      None.

                  (9) Form of Amendment to Custodian Contract between Registrant, on behalf of Dresdner RCM Europe Fund, Dresdner RCM International Growth Equity Fund, Dresdner RCM Midcap Fund and Dresdner RCM Small Cap Fund, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(k) of Post-Effective Amendment No. 19 to Form N-1A.

                  (10.1) Form of Rule 12b-1 Plan of Registrant, on behalf of Dresdner RCM Global Health Care Fund is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 9 to Form N-1A.

                  (10.2) Form of Rule 12b-1 Plan of Registrant, on behalf of Dresdner RCM Biotechnology Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 6 to Form N-1A.

                  (10.3) Rule 12b-1 Plan of Registrant, on behalf of the Class N shares of the series listed on Appendix A (dated December 14, 1998) is incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-1A.

                  (10.4) Form of Amended Appendix A to Rule 12b-1 Plan of Registrant, dated as of December __, 2000 is incorporated herein by reference to Exhibit 13(d) of Post-Effective Amendment No. 19 to Form N-1A.

                  (11) Opinion and consent of Venable, Baetjer and Howard, LLP as to the legality of the securities being registered is filed herein as Exhibit 11.


                  (12.1) Form of opinion and consent of Paul, Hastings, Janofsky & Walker LLP regarding tax matters and consequences (Capital Funds) is incorporated herein by reference to Exhibit 12.1 of Form N-14 filed on September 29, 2000.


                  (12.2) Form of opinion and consent of Paul, Hastings, Janofsky & Walker LLP regarding tax matters and consequences (Europe Fund) is incorporated herein by reference to Exhibit 12.2 of Form N-14 filed on September 29, 2000.

                  (13.1) License Agreement between Dresdner RCM Global Investors LLC and Registrant relating to the use by Registrant of the mark "Dresdner RCM," is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 6 to Form N-1A.

                  (13.2) Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 10 to
                           Form N-1A.

                  (13.3) Form of Administration Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 to Form N-1A.

                  (14) Consent of PricewaterhouseCoopers LLP, independent auditors is filed herein as Exhibit 14.

                  (15)     None.

                  (16) Power of Attorney for DeWitt F. Bowman, Pamela A. Farr, George G.C. Parker and George B. James is incorporated herein by reference to Exhibit 10(a) of Post-Effective Amendment No. 14 to Form N-1A.

                  (17.1) Form of proxy card (Capital Funds) is incorporated herein by reference to Exhibit 17.1 of Form N-14 filed on September 29, 2000.


                  (17.2) Form of proxy card (Europe Fund) is incorporated herein by reference to Exhibit 17.2 of Form N-14 filed on September 29, 2000.

                  (17.3) Prospectuses of Global Funds with respect to Dresdner RCM MidCap Fund and Dresdner RCM Small Cap Fund.

                  (17.4) Prospectus of Global Funds with respect to Dresdner RCM International Growth Equity Fund and Dresdner RCM Europe Fund.

                  (17.5) Statement of Additional Information of Global Funds with respect to Dresdner RCM MidCap Fund and Dresdner RCM Small Cap Fund.

                  (17.6) Statement of Additional Information of Global Funds with respect to Dresdner RCM International Growth Equity Fund and Dresdner RCM Europe Fund.

Item 17. UNDERTAKINGS.

                  (1) The undersigned Registrant agrees that prior to any public offering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                  (3) The undersigned Registrant undertakes to file a final copy of the tax opinions and consents of counsel, the forms of which are filed herewith as Exhibits 12.1 and 12.2, upon delivery thereof to Registrant.

                                   SIGNATURES


                  As required by the Securities Act of 1933, this registration statement has been signed on behalf of Registrant in the City of San Francisco, State of California, on the 1st day of November, 2000.

                                      DRESDNER RCM GLOBAL FUNDS, INC.

                                      By:   /s/ Anthony Ain
                                           ----------------------------------
                                               Anthony Ain
                                               President

                  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                            Title                      Date
---------                                            -----                      ----
(1)      Principal Executive Officer

/s/Anthony Ain                                       President         November 1, 2000
------------------------------------
Anthony Ain

(2)      Chief Financial and Accounting Officer

/s/Jennie Klein                                      Treasurer         November 1, 2000
------------------------------------
Jennie Klein

(3)      Directors

/s/ Dewitt F. Bowman*                                Director          November 1, 2000
------------------------------------
Dewitt F. Bowman


/s/ Pamela A. Farr*                                  Director          November 1, 2000
------------------------------------
Pamela A. Farr


/s/ George B. James*                                 Director          November 1, 2000
------------------------------------
George B. James


/s/ George G.C. Parker*                              Director          November 1, 2000
------------------------------------
George G.C. Parker



By*s/  Anthony Ain
------------------------------------
       Attorney-In-Fact

                                  EXHIBIT INDEX

                         DRESDNER RCM GLOBAL FUNDS, INC.

                        Form N-14 Registration Statement


              (11)     Opinion and Consent of Venable, Baetjer and Howard,
                       LLP.

              (14)     Opinion and Consent of PricewaterhouseCoopers LLP.

              (17.3) Prospectus of Global Funds with respect to Dresdner RCM MidCap Fund and Dresdner RCM Small Cap Fund

              (17.4) Prospectus of Global Funds with respect to Dresdner RCM International Growth Equity Fund and Dresdner RCM Europe Fund.

              (17.5) Statement of Additional Information of Global Funds with respect to Dresdner RCM MidCap Fund and Dresdner RCM Small Cap Fund

              (17.6) Statement of Additional Information of Global Funds with respect to Dresdner RCM International Growth Equity Fund and Dresdner RCM Europe Fund.